UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 28, 2008

GOLFSMITH INTERNATIONAL HOLDINGS, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-101117	16-1634847
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11000 North IH-35, Austin, Texas		78753-3195
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(512) 837-8810

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported in a current report on Form 8-K filed by Golfsmith International Holdings, Inc. (the "Company") with the Securities and Exchange Commission on January 11, 2008, Martin E. Hanaka, Chairman of the Board of Directors of the Company, was appointed as the Company’s interim Chief Executive Officer, replacing James D. Thompson, who resigned as Chief Executive Officer, President and a Director of the Company.

Upon taking his position as interim Chief Executive Officer, Mr. Hanaka, previously an independent director and a member of the Company’s Audit Committee, stepped down as a member of the Audit Committee in order to comply with the audit committee independence requirement as set forth in Marketplace Rule 4350 of Nasdaq Stock Market, Inc. ("Nasdaq"), leaving two directors on that Committee. Rule 4350 requires a listed issuer to have an audit committee consisting of at least three independent directors. The Company notified the Nasdaq Staff of this event on January 23, 2008.

On January 23, 2008, the Company received a Staff Determination letter from Nasdaq stating that the Company no longer complies with the requirements for continued listing because it no longer satisfies the audit committee requirements set forth in Nasdaq Marketplace Rule 4350. Consistent with Nasdaq Marketplace Rule 4350(d)(4), Nasdaq provided the Company with a cure period until July 7, 2008 in order to regain compliance. The Company expects to fill the vacancy created by Mr. Hanaka’s resignation from the Audit Committee prior to July 7, 2008.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 11, 2008, the Company filed a current report on Form 8-K to report Mr. Thompson’s resignation as Chief Executive Officer, President and a Director of the Company and the appointment of Mr. Hanaka, as interim Chief Executive Officer of the Company. Such Form 8-K is incorporated herein by reference. As stated above, Mr. Hanaka also resigned from his position as a member of the Audit Committee.

On January 23, 2008, the Company’s Board of Directors approved Mr. Hanaka’s compensation for service as interim Chief Executive Officer. The Board approved an annual retainer in the amount of $135,000 to be paid quarterly and a grant of 100,000 deferred stock units ("DSUs") to be issued January 30, 2008. The Board also approved an additional payment of $70,000 on account of the services performed by Mr. Hanaka in 2007. Lastly, upon termination of Mr. Hanaka’s role as Chairman of the Company’s Board of Directors, Mr. Hanaka will receive cash compensation of $135,000 and a grant of DSUs in the amount of $100,000. Mr. Hanaka will continue to receive an annual grant of DSUs in the amount of $100,000 to be issued following the Company’s annual meeting for his continued service as a director of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release titled Golfsmith Receives NASDAQ Staff Deficiency Letter Regarding Audit Committee Requirements dated January 28, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLFSMITH INTERNATIONAL HOLDINGS, INC.

January 28, 2008	By:	Virginia Bunte

Name: Virginia Bunte
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release titled Golfsmith Receives NASDAQ Staff Deficiency Letter Regarding Audit Committee Requirements dated January 28, 2008.